EXHIBIT 32.2

                Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, John F. Chiste, as Chief Financial Officer of Bluegreen Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

      (1) the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       By: /S/ JOHN F. CHISTE
                                           -----------------------------------
                                           John F. Chiste
                                           Senior Vice President,
                                           Treasurer and Chief Financial Officer

Date: March 24, 2004

A signed original of this written statement required by Section 906 has been provided to Bluegreen Corporation and will be retained by Bluegreen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.